UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2020
 ____________________________________

WASHINGTON FEDERAL INC
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the "Board") of Washington Federal, Inc. (the "Company"), has approved amendments to the Company's Amended and Restated Bylaws, with such amendments effective November 16, 2020. The amendments modernize the manner in which the Company may conduct business and provide notices to more fully allow for the use of email and electronic communication platforms, in addition to other non-substantive changes. The Amended and Restated Bylaws, as amended effective November 16, 2020, are filed as Exhibit 3.1 to this Current Report. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Company's Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)     The following exhibits are being filed herewith:

3.1    Amended and Restated Bylaws approved November 16, 2020
104    Cover Page Interactive Data File

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 20, 2020	WASHINGTON FEDERAL, INC.

	By:	/s/ VINCENT L. BEATTY
Vincent L. Beatty
Executive Vice President and Chief Financial Officer

3